SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                              (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement      [_] Soliciting Material Pursuant to
                                        (S)240.14a-11(c) or 240.14a-12

[_] Definitive Proxy Statement


[_] Definitive Additional Materials  [_] Confidential, for Use of the
                                         Commission Only(as Permitted by Rule
                                         14a-6(e)(2))

                             TRIDON ENTERPRISES, INC.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)  Title of each class of securities to which transaction applies:
Common Shares and Series A Preferred Shares

-----------------------------------------------------------------

  (2)  Aggregate number of securities to which transaction applies:

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  (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

                          TRIDON ENTERPRISES, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        To be held on October 15, 1999

TO THE STOCKHOLDERS:

  Notice is hereby given that the Annual Meeting of Stockholders of Tridon Enterprises, Inc., a Colorado corporation (the "Company"), will be held on October 15, 1999 at 10:00 a.m., local time, at 11601 Wilshire Blvd., Suite 2040, Los Angeles, California, for the following purposes:

  1. To elect five directors to serve for the ensuing one year and until their successors are duly elected;

  2. To approve the acquisition of the Satellite Link Communications, Inc. by the Company pursuant to a reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended;

  3. To approve The Incentive Plan (the "Stock Incentive Plan") for the
Company;

  4. To approve an amendment to the Company's Certificate of Incorporation to eliminate the Series A Preferred Stock;

  5. To approve Caldwell, Becker, Petrick & Dervin, L.L.P. as the independent certified accountants for the Company; and

  6. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  The Board of Directors has fixed the close of business on August 15, 1999 as the record date for the determination of stockholders entitled to vote at this meeting. Only stockholders of record at the close of business on August 15, 1999 are entitled to notice of and to vote at the meeting.

  All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if the stockholder has previously returned a proxy.
                              By Order of the Board of Directors

                              _________________________,
                              CHIEF EXECUTIVE OFFICER
                              TRIDON ENTERPRISES, INC.

                               ----------------

                           PROXY STATEMENT FOR 1999
                        ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                              PROCEDURAL MATTERS

General

  The enclosed Proxy is solicited on behalf of Tridon Enterprises, Inc., a Colorado corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on October 15, 1999 at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 11601 Wilshire Blvd., Suite 2040, Los Angeles, California. The Company's telephone number at its principal business offices is (310) 726-3559.

  These proxy solicitation materials were mailed on or about September 10, 1999 to all stockholders entitled to vote at the Annual Meeting.

Record Date and Principal Share Ownership

  Only stockholders of record at the close of business on August 15, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. The Company has one class of Common Stock, $0.001 par value. As of the Record Date, 66,094,734 shares of the Company's Common Stock were issued and outstanding and held of record by approximately 2,000 stockholders. See "Security Ownership of Certain Beneficial Owners and Management" below for information regarding beneficial owners of more than five percent of the Company's Common Stock.

Revocability of Proxies

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by delivering to the Secretary of the Company a written instrument revoking the proxy or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting and Solicitation

  Each holder of Common Stock is entitled to one vote for each share held.

  This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone.

Quorum; Abstentions; Broker Non-Votes

  The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

  While there is no definitive statutory or case law authority in Colorado as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of a controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

     All shares entitled to vote and represented by properly executed, unrevoked proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

Deadline for Receipt of Stockholder Proposals

  Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission (the "SEC"). Proposals of stockholders of the Company intended to be presented for consideration at the Company's 2000 Annual Meeting of Stockholders must be received by the Company no later than February 15, 2000 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

  In addition, the Company's Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of stockholders. In general, nominations for the election of directors may be made by: (i) the Board of Directors or (ii) any stockholder entitled to vote who has delivered written notice to the Secretary of the Company not fewer than 10 days nor more than 60 days in advance of the annual meeting (or, with respect to an election of directors to be held at a special meeting, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations. In the event that less than 60 days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholders must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The Company's Bylaws also provide that the only business that shall be conducted at an annual meeting is business that is brought before such meeting: (i) by or at the direction of the Board of Directors, or
(ii) by any stockholder entitled to vote who has delivered written notice to the Secretary of the Company not less than 60 days nor more than 90 days in advance of the annual meeting, which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. In the event that less than 60 days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. If a stockholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his or her proposal at such meeting, the Company need not present the proposal for a vote at such meeting. A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of the Company. All notices of proposals by stockholders, whether or not included in the Company's proxy materials, should be sent to Tridon Enterprises, Inc., 11601 Wilshire Blvd, Suite 2040, Los Angeles, CA 90025, Attention: Secretary.


Security Ownership of Certain Beneficial Owners and Management

  The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of June 30, 1999 as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and each nominee for director of the Company, (iii) each of the executive officers named in the Summary Compensation Table in "Executive Compensation and Other Matters" below and (iv) all directors and executive officers as a group.

SHAREHOLDERS WITH FIVE PERCENT OWNERSHIP OR MORE, NUMBER OF SHARES OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

Percentage                                        Number of Shares
 of Shares                                        Beneficially Owned

 25.75%   Paul Ebeling................            17,017,712
          c/o Tridon Enterprises, Inc.

 23.38%   Antebi Children's Insurance Trust       15,452,444
          c/o Tridon Enterprises, Inc.


All directors and executive officers as a group

6.81%    (2 persons)...........................   4,500,000

 *  Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days are deemed outstanding, while such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2) Represents 15,452,444 common shares held in the name of the Antebi Children's Insurance Trust of 1995.

(3) Includes zero (0) shares of Common Stock issuable upon exercise of warrants currently exercisable.

                                 PROPOSAL ONE

                            ELECTION OF DIRECTORS

General

  The Company's Board of Directors is currently comprised of two members. A director serves in office until his or her respective successor is duly elected and qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director.

Nominees For Directors

  Five directors are to be elected at the Annual Meeting for the year term ending in 2001. The Board of Directors has nominated:

KEVIN WELCH
EMILLIO FRANCISCO
NANCI RUFFING
NABIL BADER
MELVIN WEISS

  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Stockholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and in such event, the specific nominees to be voted for will be determined by the proxy holders.

Vote Required; Election of Directors

  If a quorum is present and voting, the five (5) nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.


Nominees

  The names of the nominees and certain information about them as of June 30, 1999 are set forth below:


Director     Name of Nominee        Age     Positions with the
                                                Company

             KEVIN WELCH.........  38       Chief Executive
                                            Officer and
                                            Chairman of the Board

             EMILLIO FRANCISCO.... 50        NONE

             NANCY RUFFING........ 34        NONE

             NABIL BADER.........  35        NONE

             MELVIN WEISS........  62        NONE


  Kevin Welch has served as the Company's Chief Executive Officer since April 21, 1999 and its President since April 21, 1999.

     Mr. Welch has been a director of Tridon Enterprises Incorporated since May, 1995. Mr. Welch's industry experience envelopes all aspects of corporate finance specializing in emerging growth companies, focusing on mergers and acquisitions, private placements, initial public offerings, public offerings and market strategy since 1989. Most recently Mr. Welch served as an Officer and Director of Sutana Corporation and Novante Communications Corporation. Sutana Corporation is engaged in merchant banking and venture capital for emerging growth companies. Novante Communications is a financial consulting firm that advises corporations in the areas business and financing goals and plans, strategic issues, including alliance partnerships and joint ventures, and existing or alternative financial structures.

  Emillio Francisco has served as the President of SLC since July 6, 1999.

      Mr. Francisco is an attorney practicing in Newport Beach, California with over 20 years experience in the legal aspects of financial matters, with an emphasis in federal issues. His clients have included the Ministry of Higher Education of Saudi Arabia. Mr. Francisco is also CEO of Airomax International, a supplier of Boeing and Douglas aircraft parts for commercial airliners. Clients of Airomax include Mexicana, Saudi Arabia Airlines, JAL, Varig and Lanchile Airlines. Mr. Francisco speaks English, Arabic and French fluently, and is conversant in Portuguese. Mr. Francisco has recently been active in developing private telephone lines in the Middle East and Latin America.

  Nanci Ruffing has served as the Chief Executive Officer of SLC since July 6, 1999.

     Ms. Ruffing is a ten year veteran of the telecommunications industry. She holds a degree in Business Administration from National University in Los Angeles. In 1995 Ms. Ruffing became the founder and President of Universal Communications Network Inc. (UCN). Under the leadership of Ms. Ruffing, it took little time for UCN to become one of the telecommunication industry's fastest growing international wholesale carriers. Within three years, Ms. Ruffing took UCN from a two-person operation to $35,000,000 a year in sales with a staff of over 30 people.

     In May, 1998, Ms. Ruffing started a new company called Clarion Global Com, an international wholesale carrier. The company was 60% owned by Clarion Resources, a subsidiary of Telenor, the Norwegian PTT. Six months later it merged with Clarion Global Networks. As Senior Vice President of Sales and Marketing, Ms. Ruffing lead the company from $500,000 per month in revenue to over $6,000,000 per month in less than a year.

      Ms. Ruffing's extensive experience has included the development and implementation of sales strategies in the areas of international wholesale, call back, domestic and international prepaid and wireless. She has been covered by the telecommunications industry's top magazine for her success and leadership role.

  Nabil Bader has served as the Secretary of SLC since July 6, 1999.

     Mr. Bader's experience in the telecommunications industry spans over 6 years. One of Mr. Bader's most successful management positions was as a General Manager of Universal Communications Network (UCN), an international wholesale carrier. During its three at UCN, Mr. Bader played a significant role in the growth of the company from $1,000,000 in annual sales to well over $35,000,000. While at UCN, Mr. Bader recognized the need for competition in the telecommunications industry in foreign countries. Mr. Bader immediately began to build foreign relations in the hopes of expanding the company's opportunities for revenue. Shortly thereafter, Mr. Bader became the Vice President of International Affairs for Clarion Global Networks, a company co-owned by Telenor, the Norwegian owned PTT. While at Clarion, Mr. Bader worked on the procurement and implementation of private lines in various foreign countries. Private lines gave the company the ability to compete and expand its business on a global level.

Melvin Weiss has served as Director of SLC since July 6, 1999.

     Mr. Weiss spent twenty years in the United states Navy, in the department of finance and administration, where he was responsible for budgets in excess of $135,000,000. After retiring from the Navy, he held senior management positions in the United States Civil Service in the United States, Japan and Europe. Most recently, Mr. Weiss founded Management Consultants Ltd.. Some of Mr. Weiss' clients include Columbia University, Southern Methodist University, the Olympic Committee, and others. Mr. Weiss has received numerous awards and commendations throughout his carreer.


Board Meetings and Committees

  The Board of Directors of the Company held a total of four (4) meetings during fiscal 1999. The Board of Directors has no Compensation Committee, Audit Committee, nominating committee or any committee performing such functions.

  No director attended fewer than 75% of the aggregate of the meetings of the Board of Directors, if any, upon which such director served during the period for which he has been a director or committee member.

Compensation of Directors

  Each director is paid $0 for each Board of Directors meeting attended in person and $0 for each Board of Directors meeting attended by telephone. Each Director is reimbursed for travel expenses incurred to attend meetings of the Board of Directors.


                                PROPOSAL TWO

                APPROVE THE ACQUISITION OF SLC BY THE COMPANY

Background of the Offer

  In December of 1998, the Company entered into discussions with SLC, Inc., ("SLC") pursuant to which the Company would acquire certain valuable contract rights held by SLC in exchange for shares of common stock of the Company.
The discussions continued throughout the months of January and February, and in February, 1999, the Company entered into a definitive written agreement with SLC. This Agreement expired by its own terms. Nevertheless, the Company had a great interest in pursuing a relationship with SLC and, after expiration of the initial agreement, SLC and the Company continued to discuss various economic formats for a business combination.

     The Company and its advisors identified SLC as a potentially suitable acquisition candidate based on the assets which SLC could acquire under its contract rights, which assets would immediately place the Company in a position to operate as a telecommunications company; a goal which the Company has pursued since the Fall of 1998.

     Following early meetings between SLC and the Company, the parties executed a customary confidentiality agreement dated as of the same day and subsequently, commencing in February 1999, SLC began providing the Company with certain non-public financial and operating information regarding the contract rights it possessed.

     In April, 1999, the Company's Board of Directors received from SLC a letter inviting the Company to submit a formal written offer to merge with SLC. This letter was accompanied by an initial draft of the Reorganization Agreement. In May, 1999, SLC reiterated its interest in acquiring the Company and proposed a transaction structure that included an exchange of stock of SLC for stock of the Company. Specifically, SLC's shareholders would receive ninety five percent (95%) of all of the issued and outstanding stock of the Company at the closing. However, prior to the closing, the Company shall cause to take effect a reverse stock split and cancellation of the Series A Preferred Stock such that prior to the Closing, the total issued and outstanding common stock of the Company shall have equaled two million (2,000,000) shares. As such, SLC would become a wholly owned subsidiary of
the Company.   This proposal was explicitly made subject to the satisfaction of several conditions, including completion of a satisfactory due diligence review of the Company, Board of Director approval, completion of the reverse stock split by the Company, shareholder approval and certain other matters.

     The Company, after receipt of the proposal from SLC provided its initial comments to the draft Reorganization Agreement and discussed several open
issues with respect to the transaction.   Thereafter, SLC, SLC delivered
additional clarifying comments to the draft Reorganization Agreement.

       In June, 1999, SLC, together with its legal and financial advisors, conducted a preliminary financial and legal due diligence review of the Company. This process included a management presentation at which SLC and its representatives were provided with certain non-public information, including budget information, concerning the business of the Company.

   In July, 1999, SLC sent to the Company a written indication of its continued interest in consummating the reorganization and merger with the Company pursuant to the transaction structure proposed in its draft agreement and prior letters.

     The parties and their respective legal and financial advisors engaged in substantially continuous discussions regarding the Reorganization Agreement and other matters with respect to the transaction through June, 1999.

     On August 2, 1999, the parties entered into the Reorganization
Agreement.   On August 3, 1999, the Board of Directors of the Company
approved the Reorganization Agreement. On August 3, 1999, the Board of Directors of SLC approved the Reorganization Agreement.

     Following these approvals and the execution of Reorganization Agreement, the transaction was publicly announced on August 4, 1999.

The Reorganization Agreement; Acquisition Purpose.

    The purpose of the transaction is to acquire control of SLC.
Following the Closing, the Company intends to acquire, directly or indirectly all of the common stock of SLC. The Reorganization and the other transactions effecting the acquisition of such common stock are being made pursuant to the Reorganization Agreement.

  The Reorganization Agreement.

     The following is a summary of the material terms and conditions of the Reorganization Agreement, a copy of which was filed as Exhibit A to the Form 8-K of the Company and filed with the Colorado Corporate Commission. The Reorganization Agreement should be available for inspection and copies should be obtainable from the Company. The following summary is qualified in its entirety by reference to the Reorganization Agreement.

     Satellite Link Communications is a California Corporation "SLC"). The shareholders of SLC are Emillio Francisco, Nancy Ruffing, Nabil Bader, Tridon Trust and Growth Capital Investments, Inc., a California corporation (the "Shareholders"). The Shareholders own all of the outstanding stock of the SLC. SLC holds certain valuable contract rights with respect to telecommunications related Termination Agreements, Private Line Agreements, Minute Purchase Agreements, Time Marketing Agreements and Sales Agreements with all customers with the Peoples Republic of China, Taiwan, the Republic of the Philippines, Clarion Global Communications, and others. In addition, the SLC has certain valuable rights related to real property located in the City of Carson, State of California. Pursuant to the reorganization agreement dated August 2, 1999 (the "Reorganization Agreement"), the Company shall acquire from the Shareholders, and the Shareholders shall transfer to the Company, all of the issued and outstanding stock of the SLC solely in exchange for whole shares of the Company's voting Common Stock on the terms and conditions hereinafter set forth in the Reorganization Agreement. The Company, the Shareholders and the SLC believe that it would be in their mutual best interests and in the best interest of the shareholders of the Company for the Company so to acquire all of the issued and outstanding stock of the SLC. The Company, the Shareholders and the SLC have adopted a Plan of Reorganization in accordance with the provisions of section 354 and section 368(a)(1)(B) of the Internal Revenue Code of 1986, as more fully set forth in the Reorganization Agreement.

     Reorganization of SLC and the Company. At the Closing Date, the SLC shall be become a subsidiary of the Company (the "Reorganization"). The Company shall be the parent corporation and the SLC shall be a wholly owned
subsidiary of the Company.   The corporate existence of the Company shall
continue to operate for the purposes set forth in the Company's Articles of Incorporation and continue to be governed by the laws of the State of Colorado. The corporate existence of SLC shall continue to operate for the purposes set forth in SLC's Articles of Incorporation and continue to be governed by the laws of the State of California.

     Effective Time of Reorganization. The Reorganization shall become effective on the Closing Date. The Reorganization Agreement shall be filed with the Secretary of State of the States of California and Colorado, respectively, as soon as practicable.

     Exchange and Payment of Shares of SLC. Each share of the SLC stock outstanding on the Closing Date shall be transferred to the Company and the Company shall concurrently issue its common stock to the Shareholders.

     Conversion of Preferred Stock of the Company. Prior to the Closing Date, the Company shall cause all of its Series A Preferred Stock to either be canceled or to be exchanged for its pre-reorganizational voting stock such that the Company shall have no issued and outstanding Series A Preferred Stock at Closing Date.

     Reverse Stock Split of the Company Stock. Prior to the Closing Date, the Company shall cause a reverse stock split to be effectuated at a rate to be determined by the Company and the SLC such that at the Closing Date the Series A Preferred Stock and common stock shareholders of the Company shall receive that number of shares following the merger that will result in all of the Company's existing shareholders (including those persons whose preferred stock has been converted) owning ten percent (10%) of the issued and outstanding shares of the Company following the reorganization. Immediately following the Closing Date the issued and outstanding capital of the Company will consist of 40,000,000 shares of issued and outstanding common stock to be owned as follows:

          a.   Shareholders:                      38,000,000

          b.   the Company Insiders(1) and
               the Company Shareholders:           2,000,000

               Total                              40,000,000

          (1) The number of shares to be provided to all existing shareholders, option holders, insiders and persons holding convertible securities will be two million (2,000,000) shares of voting common stock. The shares will be distributed pro rata based upon the number of shares held by a particular bears to the total number of shares issued and outstanding after taking into consideration the exercise of all options, warrants and convertible preferred shares.

     Transfer of Stock of SLC. The Shareholders agree to transfer to the Company certificates, duly endorsed to the Company or with Assignments of Stock attached thereto duly endorsed to the Company by the Shareholders, representing the shares of Common Stock, without par value, of the SLC presently issued and outstanding and owned of record by the Shareholders.
The certificates representing the shares of Common Stock of the SLC to be delivered to the Company hereunder shall not contain any restrictive legends on their face other than a legend stating that the securities have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any relevant state securities laws. For convenience, the shares of stock to be transferred to the Company at the Closing are sometimes referred to hereafter as the "SLC Common Stock." the Company hereby acknowledges that the certificates have been reissued to eliminate prior restrictions against transfer which restrictions the Company understands to have been eliminated in accordance with applicable law.

     Delivery of the Company Stock. In exchange for the SLC Common Stock delivered to the Company at the Closing, the Company agrees to deliver to the Shareholders, pro rata according to their ownership of SLC Common Stock, certificates representing that number of shares which, after taking into consideration all of the issued and outstanding shares of the Company stock at the Closing will result in the Shareholders owning ninety-five percent (95%) of the issued and outstanding shares of the authorized and issued shares of the Company Common Stock, $.001 par value. Such shares of the Company Common Stock will evidence ownership in the Company after taking into account the Company reverse stock split and conversion of Series A Preferred Stock referred to in Section 2.1 hereof.

     The Closing. The Closing hereunder shall take place at the offices of the Company on October 15, 1999, at 10:00 a.m., or such other date as the parties hereto may specify (the "Closing Date"). In no event shall the Closing occur until such time as the Company shall have received approval from its existing shareholders to the terms and conditions of this reorganization pursuant to proper shareholder solicitation and duly held meeting in accordance with the requirements of the Colorado corporation law and the statutes, rules and regulations of the Securities and Exchange Commission.

Agreements to Purchase Acquired Interests; The Acquisition.

     On the terms and subject to the conditions of the Reorganization Agreement, the Company has agreed to acquire, directly or indirectly as more fully described below, (i) 100% of the outstanding shares of SLC.

Vote Required to Approve Acquisition.

     The Merger will require the approval of the holders of a majority of the outstanding Common Stock of the Company.


                               PROPOSAL THREE
                       APPROVAL OF STOCK INCENTIVE PLAN

Proposed Plan

     The Stock Incentive Plan is to be adopted by the Board of Directors in 1999 and to be approved by the stockholders in 1999. The Board approved a Stock Incentive Plan to attract employees subject to completion of the acquisition of SLC..

Reasons for the Plan

  The Company will rely upon the Stock Incentive Plan as one of the benefits necessary to attract and retain skilled employees. The Board of Directors believes it is in the Company's best interests to adopt the Stock Incentive Plan so that the Company may continue to attract and retain the services of qualified employees by providing employees an opportunity to purchase the Company's Common Stock through option grants.

Activity Under the Stock Incentive Plan

  The Company believes that its Stock Incentive Plan is an important factor in attracting and retaining skilled personnel.

Vote Required for Approval

   The affirmative vote of a majority of the Votes Cast will be required to approve the Stock Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT OF THE STOCK INCENTIVE PLAN.

Summary of the Stock Incentive Plan.

  The essential features of the Stock Incentive Plan are outlined below.

Purpose.

     The purpose of the Stock Incentive Plan is to provide a means whereby eligible employees, officers, directors, consultants and independent contractors of the Company can acquire the Company's Common Stock.

Number of Shares.

     The Board of Directors, following the approval by the shareholders of the acquisition of SLC, will set aside two million (2,000,000) shares of its common stock for issuance under the Stock Incentive Plan.

Administration.

     The Stock Incentive Plan may be administered by the Board or a committee of the Board (the "Plan Administrator"). Subject to the other provisions of the Stock Incentive Plan, the Plan Administrator has the power to determine the terms and conditions of any options and stock purchase rights granted, including but not limited to the exercise price, the number of shares subject to the option or stock purchase right and the exercisability thereof.

Eligibility, Terms of Options and Limitations.

     The Stock Incentive Plan provides that nonstatutory stock options and stock purchase and bonus rights may be granted only to employees, officers, directors, independent contractors and consultants of the Company. Incentive stock options may be granted only to employees. The Stock Incentive Plan also provides that stock or stock appreciation rights ("SARs") may be granted. With respect to any optionee who owns stock possessing more than 10% of the voting power of all classes of stock of the Company (a "10% Stockholder"), the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date and the maximum term of the option must not exceed five years. The term of all other incentive stock options under the Stock Incentive Plan may not exceed ten years. The Plan Administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, the duties and responsibilities of the employee, director or consultant, the value of his or her services, his or her present and potential contribution to the success of the Company, the anticipated number of years of future service and other relevant factors are taken into account.

Conditions of Options.

     Each option granted under the Stock Incentive Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following conditions:

     (a) Exercise Price. The Plan Administrator determines the exercise price of options to purchase shares of Common Stock. However, the exercise price of an incentive stock option must not be less than 100% (110%, if issued to a 10% Stockholder) of the fair market value of the Common Stock on the date the option is granted. The exercise price of a nonstatutory stock option shall be determined by the Plan Administrator. For so long as the Company's Common Stock is traded on the Nasdaq National Market, the fair market value of a share of Common Stock shall be the closing sale price for such stock as quoted on the Nasdaq National Market for the day of determination.

   (b) Value Limitation. The aggregate fair market value of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year shall not exceed $100,000. In the event the optionee holds two or more such options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such options are granted.

   (c) Form of Consideration. The consideration to be paid for the shares of Common Stock issued upon exercise of an option shall be cash, certified check, bank draft, or postal or express money order payable to the Company. However, the Plan Administrator, in its sole discretion, may permit an optionee to pay the option price in whole or in part by tendering other shares of the Company's Common Stock meeting certain criteria, a promissory note, or any combination thereof. The Plan Administrator, in its sole discretion, may authorize the surrender by an optionee of all or part of an unexercised option and authorize a payment in consideration thereof of an amount equal to the difference between the aggregate fair market value of the stock subject to the option and the aggregate option price of such stock.

   (d) Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. The terms of such vesting are determined by the Plan Administrator. Options granted under the Stock Incentive Plan generally have a ten-year term (five years, if issued to a 10% Stockholder) and to date generally become exercisable over four years at a rate of one-fourth of the shares subject to the options at the end of twelve months from the date of grant and one-forty-eighth of the shares every month thereafter, subject to the optionee's continuation as a service provider. An option is exercised by giving written notice of exercise to the Company and by tendering full payment of the purchase price to the Company.

   (e) Termination of Employment. The Plan Administrator shall establish and set forth in each instrument that evidence an option whether the option will continue to be exercisable, and the terms and conditions of such exercise, if an optionee ceases to be employed by, or to provide services to, the Company or an affiliate of the Company, which provisions may be waived or modified by the Plan Administrator at any time.

   (f) Assignability. Each option granted pursuant to this Stock Incentive Plan shall, during optionee's lifetime, be exercisable only by him or her, and the option shall not be transferable by the optionee by operation of law or otherwise other than by will or the laws of descent and distribution. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Internal Revenue Code of 1986, as amended, (the"Code"), the Plan Administrator, in its sole discretion, may permit such transfer, assignment and exercisability and may permit an optionee to designate a beneficiary who may exercise the option after the optionee's death; provided, however, that any option so transferred or assigned shall be subject to all the same terms and conditions contained in the instrument evidencing the option. Stock subject to a Restricted Stock Purchase Agreement or a Restricted Stock Bonus Agreement shall be transferable only as provided in such Agreement.

   (g) Termination of Options. Excluding incentive stock options issued to 10% Stockholders, options granted under the Stock Incentive Plan expire on the date set forth in the option agreement (not to exceed ten years from the date of grant in the case of incentive stock options). Incentive stock options granted to 10% Stockholders expire five years from the date of grant (or such shorter period set forth in the option agreement). No option may be exercised by any person after the expiration of its term.

   (h) Terms and Conditions of Stock Purchase Rights. Each sale or grant of stock under the Stock Incentive Plan will be evidenced by a written restricted stock purchase agreement or restricted stock bonus agreement executed by the Company and the person to whom such stock is sold or granted. The restricted stock purchase agreement or restricted stock bonus agreement may contain such other terms, provisions and conditions consistent with the Stock Incentive Plan as may be determined by the Plan Administrator, including not by way of limitation, restrictions on transfer, forfeiture provisions, repurchase provisions and vesting provisions. To the extent required by applicable law, any right of the Company to repurchase stock granted pursuant to a restricted stock purchase or restricted stock bonus at the original purchase price, if the right is assignable, the assignee must pay the Company upon assignment of the right cash equal to the difference between the original price and fair value if the original purchase price is less than fair value. Furthermore, the purchase price of stock sold pursuant to a restricted stock purchase agreement shall be the price determined by the Plan Administrator on the date the right to purchase stock is granted; provided, however that (i) such price shall not be less than 85% of the price per share fair market value of such stock on the day the right to purchase stock is granted and (ii) to the extent required by applicable law, in the case of any 10% Stockholder such price shall be 100% of the per share fair market value of such stock at the time the right to purchase stock is granted, or at the time the purchase is consummated.

   Stock Appreciation Rights. The Plan Administrator may, under such terms and conditions as it deems appropriate, authorize the issuance of SARs evidenced by a written SAR agreement (which, in the case of tandem options, may be part of the option agreement to which the SAR relates) executed by the Company and the person to whom such SAR is granted. The SAR agreement may contain such terms, provisions and conditions consistent with the Stock Incentive Plan as may be determined by the Plan Administrator.

   Adjustment Upon Changes in Capitalization. If there is any change in the stock subject to the Stock Incentive Plan, an option agreement, a restricted stock purchase agreement, a restricted stock bonus agreement or an SAR agreement through merger, consolidation, reorganization, reincorporation, stock split, stock dividend, or other change in the capital structure of the Company, appropriate adjustments shall be made by the Plan Administrator in order to preserve, but not to increase the benefits to the individual, including adjustments to the aggregate number, kind and price per share of shares subject to the Stock Incentive Plan, an option agreement, a restricted stock purchase agreement, a restricted stock bonus agreement or an SAR agreement.

   Dissolution or Liquidation. In the event of any "Corporate Transaction" (as defined in the Plan), any option or outstanding Stock Appreciation Rights shall terminate and any restricted stock shall be reconveyed to or repurchased by the Company immediately prior to the specified effective date of the Corporate Transaction; provided, however, that to the extent permitted by applicable law, any unvested option, SARs or any restricted stock shall vest and become exercisable as to the unvested shares or become nonforfeitable as to the forfeitable shares, as the case may be, immediately prior to the specified effective date of the Corporate Transaction. Notwithstanding the foregoing, options, SARs or restricted stock shall not terminate if, in connection with the Corporate Transaction, they are to be assumed or substituted for by the successor corporation or its parent company, pursuant to options, SARs or restricted stock agreements providing substantially equal value and having substantially equivalent provisions as the options, SARs or restricted stock granted pursuant to the Stock Incentive Plan. If options, SARs or restricted stock purchase rights are not assumed or substituted for by the successor corporation or its parent company, such options, SARs or restricted stock purchase rights shall become exercisable immediately prior to the effective date of the Corporate Transaction.

   For the purpose of the Stock Incentive Plan, a "Corporate Transaction" shall include any of the following stockholder-approved transactions to which the Company is a party:

     (i) a merger or consolidation in which the Company is not the surviving entity, except for (1) a transaction the principal purpose of which is to change the state of the Company's incorporation, or (2) a transaction in which the Company's stockholders immediately prior to such merger or consolidation hold (by virtue of securities received in exchange for their shares in the Company) securities of the surviving entity representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction;

    (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company unless the Company's stockholders immediately prior to such sale, transfer or other disposition hold (by virtue of securities received in exchange for their shares in the Company) securities of the purchaser or other transferee representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction; or

     (iii) any reverse merger in which the Company is the surviving entity but in which the Company's stockholders immediately prior to such merger do not hold (by virtue of their shares in the Company held immediately prior to such transaction) securities of the Company representing more than fifty percent (50%) of the total voting power of the Company immediately after such transaction.

   Amendment and Termination of the Stock Incentive Plan. The Board of Directors may at any time amend, suspend or terminate this Stock Incentive Plan as it deems advisable; provided that such amendment, suspension or termination complies with all applicable requirements of state and federal law, including any applicable requirement that the Stock Incentive Plan or an amendment to the Stock Incentive Plan be approved by the Company's stockholders, and provided further that, except in the case of an adjustment to the capitalization of the Company as described above, the Board of Directors shall in no event amend the Stock Incentive Plan in the following respects without the consent of stockholders then sufficient to approve the Stock Incentive Plan in the first instance:

     (i) To increase the maximum number of shares subject to incentive stock options issued under the Stock Incentive Plan; or

     (ii) To change the designation or class of persons eligible to receive incentive stock options under the Stock Incentive Plan.

     No option may be granted nor any stock issued under the Stock Incentive Plan during any suspension or after the termination of the Stock Incentive Plan, and no amendment, suspension or termination of the Stock Incentive Plan shall, without the affected individual's consent, alter or impair any rights or obligations under any option previously granted under the Stock Incentive Plan. The Stock Incentive Plan shall terminate with respect to the grant of incentive stock options on October 15, 2009, unless previously terminated by the Board.

Federal Tax Information

     Options granted under the Stock Incentive Plan may be either incentive stock options, as defined in Section 422 of the Code, or nonstatutory options. An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term, or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% Stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

     All of the options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee. Upon disposition of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

     Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when such restricted stock ceases to be subject to a substantial risk of forfeiture. The restricted stock will generally cease to be subject to a substantial risk when it is no longer subject to the Company's right to repurchase such stock upon the purchaser's termination of employment with the Company or upon vesting. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of such stock on the date the stock is no longer subject to a substantial risk of forfeiture.

     The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% Stockholder of the Company.

   THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES, HOLDERS OF STOCK PURCHASE RIGHTS, AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE STOCK INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE TAX CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT June RESIDE.


                                 PROPOSAL FOUR
                TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF
         INCORPORATION TO ELIMINATE SHARES OF CLASS A PREFERRED STOCK

Proposed Plan

     To approve an amendment to the Company's Certificate of Incorporation to eliminate the Series A Preferred Stock.

Reasons for the Plan

     The Company desires to amend its charter to eliminate the Series A Preferred Stock that the Board of Directors is presently authorized to issue for two reasons. First, the Board of Directors believes that through elimination of the Series A Preferred Stock, there can be no dilution to existing shareholders and future shareholders if the holder of Series A Preferred Stock converted said stock into shares of common stock. Second, the Board of Directors believes that the elimination of preferred stock will not reduce dividends that could otherwise be paid to holders of common stock since there would no longer be a superior equity position to that of common stock in the Company.

Vote Required for Approval of Amendment

  The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the Stock Incentive Plan.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT OF PROPOSAL
FOUR.


                                PROPOSAL FIVE
             RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Caldwell, Becker, Dervin & Petrick & Dervin, L.L.P., independent auditors, to audit the financial statements of the Company for the fiscal year ending October 15, 2000, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

      Caldwell, Becker, Petrick & Dervin, L.L.P. has audited the Company's financial statements annually since 1995. Representatives of Caldwell, Becker, Petrick & Dervin, L.L.P. are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Required Vote; Ratification of Appointment of Independent Auditors

   The affirmative vote of the holders of a majority of the Votes Cast is required to approve the appointment of the independent auditors.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.


                      ADDITIONAL INFORMATION RELATING TO
                    DIRECTORS AND OFFICERS OF THE COMPANY

Compensation of Executive Officers

     The following table sets forth the compensation earned by the Company's Chief Executive Officer in the fiscal year ended December 31, 1998. No executive officer earned more than $100,000 in salary and bonus from the Company in the fiscal year ended December 31, 1998. Paul Ebeling, the Company's Chief Executive Officer, received no salary or compensation for his services in 1998.

Name and Principal Position         Salary($)               Year

Kevin Welch
Chief Executive Officer................$0.................. 1998

Employment Agreements
   NONE.

Benefit Plans

   The following is a brief summary of plans in effect during the fiscal year ended December 31, 1998 under which executive officers and directors of the Company received benefits:
 NONE.

Section 16(a) Beneficial Ownership Reporting Compliance.

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 and Form 5 with the SEC. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely in its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during fiscal 1998, it has complied with all filing requirements applicable to its executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities.

Compensation Committee Report on Executive Compensation
 No Committee.

Compensation

     The Compensation Committee establishes the salaries of the executive officers by considering (i) the salaries of executive officers in similar positions at comparably-sized peer companies, (ii) the Company's financial performance over the past year based upon revenues and operating results and
(iii) the achievement of individual performance goals related to each executive officer's duties and area of responsibility.

Summary

     The Directors believe that the Company's compensation policies have been successful in attracting and retaining qualified employees and in linking compensation directly to corporate performance relative to the Company's goals. The Company's compensation policies will evolve over time as the Company moves to attain the near-term goals it has set for itself while maintaining its focus on building long-term stockholder value.

Certain Relationships and Related Transactions

     The Company believes that all the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. Any future transactions, including loans, between the Company and its officers, directors and principal stockholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

     The Company has entered into indemnification agreements with each of its executive officers and directors.

Performance Chart

     Set forth below is a chart illustrating the quatrerly comparative results of the Company's stock performance from the fiscal 1st quarter 1998 through the fiscal 1st quarter 1999. The information contained in the chart below shall not be deemed to be "soliciting material" or to be "filed" with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

                         HIGH      LOW
1st Quarter 1998         .09       .03
2nd Quarter 1998         .065      .02
3rd Quarter 1998         .74       .03
4th Quarter 1998         .72       .10
1st Quarter 1999         .20       .05

Transaction of Other Business

     The Board of Directors of the Company knows of no other matters to be submitted at the meeting. If any other matters come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend.


                            By Order of the Board of Directors
                                   Kevin Welch
                                   Chief Executive Officer


Beverly Hills, California
August 6, 1999

          THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           Tridon Enterprises, INC.
                Proxy for 1999 Annual Meeting of Stockholders
                               October 15, 1999

     The undersigned stockholder of Tridon Enterprises, Inc. (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the 1999 Annual Meeting of Stockholders of the Company to be held on Monday, October 15, 1999 at 10:00 a.m., local time, at 11601 Wilshire Blvd., Suite 2040, Los Angeles, California and hereby revokes all previous proxies and appoints Kevin Welch, with full power of substitution, Proxies and Attorneys-in-Fact, on behalf and in the name of the undersigned, to vote and otherwise represent all of the shares registered in the name of the undersigned at said Annual Meeting, or any adjournment thereof, with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner:

     TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.


          (Continued and to be signed on reverse side)


   Please mark your [X] votes as indicated in this example


1.  PROPOSAL ONE: ELECTION OF DIRECTORS

    If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

                     FOR                          WITHHOLD
                                                  AUTHORITY
              all of the nominees listed          to vote for all
              below (except as indicated)         of the nominees listed
                                                  below
    Nominees:


                    FOR           AGAINST           ABSTAIN
                    [ ]             [ ]               [ ]

    I plan to attend the meeting:

----------------------------------------------
    In their discretion, the Proxies are entitled to vote upon such other matters as may property come before the Annual Meeting or any adjournments thereof.


2.   PROPOSAL NUMBER TWO:  MERGER OF SLC WITH COMPANY

                    FOR           AGAINST           ABSTAIN
                    [ ]             [ ]               [ ]


3.   PROPOSAL NUMBER THREE:  APPROVE INCENTIVE STOCK OPTION PLAN

                    FOR           AGAINST           ABSTAIN
                    [ ]             [ ]               [ ]


4.   PROPOSAL NUMBER FOUR:  APPROVE AMENDMENT TO ARTICLES OF
     INCORPORATION TO ELIMINATE SERIES A PREFERRED STOCK

                    FOR           AGAINST           ABSTAIN
                    [ ]             [ ]               [ ]


5.   PROPOSAL NUMBER FIVE:  APPROVE XYZ AS INDEPENDENT ACCOUNTANTS
     FOR THE COMPANY

                    FOR           AGAINST           ABSTAIN
                    [ ]             [ ]               [ ]


     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE PERSONS AND PROPOSALS, AND FOR SUCH OTHER MATTERS AS June PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE.


Signature(s)                                           Date

_____________________________                     __________, 1999


(This proxy should be marked, dated and signed by each stockholder exactly as such stockholder's name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.)